Exhibit 10.2

PROMISSORY NOTE

$9,830,000.00	Philadelphia, Pennsylvania February 21, 2014

FOR VALUE RECEIVED, each of CARDIONET, LLC, a Delaware corporation (successor by conversion to CardioNet, Inc., a Delaware corporation, and successor by merger to each of BioTelemetry Merger Sub, Inc, a Delaware corporation, Agility Centralized Research Services, Inc., a Minnesota corporation, and BioTel, Inc., a Minnesota corporation), BRAEMAR MANUFACTURING, LLC, a Delaware limited liability company (successor by conversion to Braemar, Inc., a North Carolina corporation), CARDIOCORE LAB, LLC, a Delaware limited liability company (successor by conversion to cardioCORE Lab, Inc., a Delaware corporation), BIOTELEMETRY, INC., a Delaware corporation, ECG SCANNING & MEDICAL SERVICES LLC, a Delaware limited liability company, HEARTCARE CORPORATION OF AMERICA, INC., New Jersey corporation, MEDNET HEALTHCARE TECHNOLOGIES, INC., a New Jersey corporation, UNIVERSAL MEDICAL, INC., a New Jersey corporation, and UNIVERSAL MEDICAL LABORATORY, INC., a New Jersey corporation, (individually, each a “Borrower” and collectively, the “Borrowers”), hereby jointly and severally unconditionally promise to pay to the order of THE BANCORP BANK, a Delaware state chartered banking company (together with its successors and assigns, “Lender”) at the office of Agent (as defined herein) at 1818 Market Street, 28th Floor, Philadelphia, PA 19103, or at such other place as Agent may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, in the principal sum of Nine Million Eight Hundred Thirty Thousand and No/100 Dollars ($9,830,000.00), or, if less, the aggregate unpaid principal amount of all Loans made or deemed made by Lender to Borrowers under the terms of that certain Credit and Security Agreement dated as of February     , 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Borrowers, such other borrowers that may become “Borrowers” under the Credit Agreement, various financial institutions as are, or may from time to time become, parties thereto as lenders (including without limitation, Lender) and The Bancorp Bank, individually as a lender, and as administrative agent (in such capacity and together with its successors and assigns in such capacity, “Agent”).  All capitalized terms used herein (which are not otherwise specifically defined herein) shall be used in this Promissory Note (as hereafter from time to time amended, restated, supplemented or modified, this “Note”) as defined in the Credit Agreement.

1.             The outstanding principal balance of the Loans evidenced by this Note shall be payable in full on the Termination Date, or on such earlier date as provided for in the Credit Agreement.

2.             This Note is issued in accordance with the provisions of the Credit Agreement and is entitled to the benefits and security of the Credit Agreement and the other Financing Documents, and reference is hereby made to the Credit Agreement for a statement of the terms and conditions under which the Loans evidenced hereby were made and are required to be repaid.

3.             Each Borrower promises to pay interest from the date of this Note until payment in full hereof on the unpaid principal balance of the Loans evidenced hereby at the per annum rate or rates set forth in the Credit Agreement.  Interest on the unpaid principal balance of the Loans evidenced hereby shall be payable on the dates and in the manner set forth in the Credit Agreement.  Interest as aforesaid shall be calculated in accordance with the terms of the Credit Agreement.

4.             Upon and after the occurrence of an Event of Default, and as provided in the Credit Agreement, the Loans evidenced by this Note may be declared, and immediately shall become, due and payable without demand, notice or legal process of any kind; provided, however, that upon the occurrence of an Event of Default pursuant to the provisions of Section 10.1(e) or Section 10.1(f) of the Credit Agreement, the Loans evidenced by this Note shall automatically be due and payable, without demand, notice or acceleration of any kind whatsoever.

5.             Payments received in respect of the Loans shall be applied as provided in the Credit Agreement.

6.             Presentment, demand, protest and notice of presentment, demand, nonpayment and protest are each hereby waived by Borrowers.

7.             No waiver by Agent or any Lender of any one or more defaults by the undersigned in the performance of any of its obligations under this Note shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature, or as a waiver of any obligation of Borrowers to any other lender under the Credit Agreement.

8.             No provision of this Note may be amended, waived or otherwise modified unless such amendment, waiver or other modification is in writing and is signed or otherwise approved by Borrowers, the Required Lenders and any other lender under the Credit Agreement to the extent required under Section 11.16 of the Credit Agreement.

9.             THIS NOTE, AND ALL MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

10.          Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but in case any provision of or obligation under this Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

11.          Whenever in this Note reference is made to Agent, Lender or Borrowers, such reference shall be deemed to include, as applicable, a reference to their respective successors and permitted assigns.  The provisions of this Note shall be binding upon each Borrower and its successors and permitted assigns, and shall inure to the benefit of Lender and its successors and assigns.  No Borrower may assign, delegate or otherwise transfer any of its rights or other obligations hereunder without the prior written consent of Agent, Lender and each other lender under the Credit Agreement

12.          In addition to and without limitation of any of the foregoing, this Note shall be deemed to be a Financing Document and shall otherwise be subject to all of the general terms and conditions contained in Article 12 of the Credit Agreement, mutatis mutandis.

13.          CONFESSION OF JUDGMENT.

BORROWERS, TO THE FULLEST EXTENT PERMITTED BY LAW, AND WITHOUT FURTHER CONSENT OF OR NOTICE REQUIRED, HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF RECORD, OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR OTHERWISE, TO APPEAR FOR ANY OR ALL BORROWERS AT ANY TIME OR TIMES, AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THIS NOTE OR ANY OF THE FINANCING DOCUMENTS THAT CONTINUES BEYOND THE EXPIRATION OF APPLICABLE NOTICE AND GRACE PERIODS SET FORTH THEREIN, IN ANY SUCH COURT IN ANY ACTION BROUGHT AGAINST BORROWERS BY LENDER WITH RESPECT TO THE AGGREGATE AMOUNTS PAYABLE HEREUNDER AND UNDER THE OTHER FINANCING DOCUMENTS, WITH OR WITHOUT DECLARATION FILED, AS OF ANY TERM, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST BORROWERS FOR ALL SUMS PAYABLE BY BORROWERS TO LENDER UNDER THIS NOTE AND THE OTHER FINANCING DOCUMENTS, AS EVIDENCED BY AN AFFIDAVIT SIGNED BY A DULY AUTHORIZED DESIGNEE OF LENDER SETTING FORTH SUCH AMOUNT THEN DUE FROM BORROWERS TO LENDER, PLUS AN ATTORNEY’S COMMISSION EQUAL TO ONE PERCENT (1%) OF THE SUMS THEN OUTSTANDING UNDER THIS NOTE AND THE OTHER FINANCING DOCUMENTS, BUT IN NO EVENT LESS THAN $10,000, WITH COSTS OF SUIT, RELEASE OF ALL ERRORS, AND WITHOUT RIGHT OF APPEAL.  IF A COPY OF THIS NOTE, VERIFIED BY AN AFFIDAVIT, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY.  BORROWERS HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO ANY STAY OF EXECUTION, THE BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREAFTER IN EFFECT AND ANY AND ALL RIGHTS TO PRIOR NOTICE AND HEARING WITH RESPECT TO THE GARNISHMENT OR ATTACHMENT OF ANY PROPERTY PURSUANT TO A JUDGMENT ENTERED HEREUNDER.  NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO BRING ANY ACTION OR CONFESS JUDGMENT THEREIN SHALL BE DEEMED TO EXHAUST THE POWER, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS LENDER SHALL ELECT UNTIL ALL AMOUNTS PAYABLE TO LENDER HEREUNDER AND UNDER THE OTHER FINANCING DOCUMENTS SHALL HAVE BEEN PAID IN FULL.  THE EXERCISE BY LENDER OF ITS RIGHTS AND REMEDIES AND THE ENTRY OF ANY

JUDGMENT BY LENDER UNDER THIS SECTION 13 SHALL NOT AFFECT IN ANY WAY THE INTEREST RATE PAYABLE UNDER THIS NOTE OR UNDER ANY OF THE OTHER FINANCING DOCUMENTS OR ANY AMOUNTS DUE TO LENDER, BUT INTEREST SHALL CONTINUE TO ACCRUE ON SUCH AMOUNTS AT THE RATE SET FORTH IN SECTION 10.5 OF THE CREDIT AGREEMENT.

[SIGNATURES APPEAR ON FOLLOWING PAGE(S)]

IN WITNESS WHEREOF, intending to be legally bound, and intending that this agreement constitutes an agreement executed under seal, the undersigned have executed this Note under seal as of the day and year first hereinabove set forth.

BORROWERS:

CARDIONET, LLC.

By:	/s/ Peter Ferola	[SEAL]
Name:	Peter Ferola
Title:	Secretary

BRAEMAR MANUFACTURING, LLC

By:	/s/ Peter Ferola	[SEAL]
Name:	Peter Ferola
Title:	Vice President and Secretary

CARDIOCORE LAB, LLC

By:	/s/ Peter Ferola	SEAL]
Name:	Peter Ferola
Title:	Vice President and Secretary

BIOTELEMETRY, INC.

By:	/s/ Peter Ferola	[SEAL]
Name:	Peter Ferola
Title:	Senior Vice President and Secretary

HEARTCARE CORPORATION OF AMERICA, INC.

By:	/s/ Peter Ferola	[SEAL]
Name:	Peter Ferola
Title:	Secretary

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

MEDNET HEALTHCARE TECHNOLOGIES, INC.

By:	/s/ Peter Ferola	[SEAL]
Name:	Peter Ferola
Title:	Secretary

UNIVERSAL MEDICAL, INC.

By:	/s/ Peter Ferola	[SEAL]
Name:	Peter Ferola
Title:	Secretary

UNIVERSAL MEDICAL LABORATORY, INC.

By:	/s/ Peter Ferola	[SEAL]
Name:	Peter Ferola
Title:	Secretary

ECG SCANNING & MEDICAL SERVCIES LLC

By:	/s/ Peter Ferola	[SEAL]
Name:	Peter Ferola
Title:	Vice President and Secretary